UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CALCASIEU REAL ESTATE AND OIL CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

CKX LANDS, INC.

One Lakeside Plaza, Sixth Floor

Lake Charles, LA 70601

Tel. 337-310-0547

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the annual meeting of the stockholders of CKX Lands, Inc., will be held at Chase Bank, Third Floor, One Lakeside Plaza, Lake Charles, LA, at 11:00 a.m., on Thursday April 20, 2006, for the following purposes:

1.	To elect directors.

2.	To vote on the proposal to ratify the appointment of McElroy, Quirk & Burch APC as our independent registered public accounting firm for calendar year 2006;

3.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on February 21, 2006, are entitled to notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

/s/ WILLIAM D. BLAKE
WILLIAM D. BLAKE
Vice President, Treasurer and
Chief Financial Officer

March 9, 2006

PROXY STATEMENT

APPROXIMATE DATE OF MAILING: MARCH 9, 2006

The enclosed proxy is solicited by the Board of Directors of CKX Lands for use at its annual meeting of stockholders to be held on Thursday, April 20, 2006 at 11:00 a.m. at Chase Bank, Third Floor, One Lakeside Plaza, Lake Charles, LA, or any adjournments or postponements thereof. You may revoke your proxy at any time prior to it being voted by giving written notice to the Secretary of CKX Lands, by submission of a later dated proxy or by voting in person at the meeting. All expenses of preparing, printing and mailing the proxy and all materials used in solicitation will be borne by CKX Lands. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of CKX Lands, none of whom will receive additional compensation for such services. CKX Lands will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and will pay the reasonable expenses of such persons for forwarding the material. The mailing address of CKX Lands’ principal office is P.O. Box 1864, Lake Charles, LA 70602.

On February 21, 2006, CKX Lands had outstanding 1,942,495 shares of Common Stock, its only class of stock, held of record by approximately 675 holders. Only stockholders of record at the close of business on February 21, 2006, will be entitled to receive notice of and to vote at the meeting. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his or her name on the record date. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. Stockholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes a constituting a quorum. If a quorum is present, the election of directors will be determined by a plurality vote and the approval of the independent auditor will be determined by a majority vote. Abstentions will have no effect on the election of directors or the approval of the independent auditor.

Broker non-votes (described below) will have no effect on the election of directors or the approval of the independent auditor.

A broker or nominee holding shares registered in its name, or in the name of its nominee, that are beneficially owned by another person and for which the broker or nominee has not received instructions as to voting from the beneficial owner has the discretion to vote the beneficial owner’s shares with respect to the election of directors and the approval of the independent auditor. However, the broker or nominee may not have discretionary authority to vote on other matters that may properly come before the meeting. Shares as to which a broker or nominee does not vote on a matter are referred to as broker non-votes on that matter. Broker non-votes will be counted as present at the stockholders’ meeting for the purposes of calculating a quorum, but will not be counted as present for purposes of determining whether a particular matter has been approved.

The shares represented by properly executed proxies, unless previously revoked, will be voted at the meeting in accordance with the directions set forth on the proxies. If no choice has been specified on the proxy, the shares will be voted FOR the election of the nominees as directors and FOR approval of McElroy, Quirk & Burch APC as auditors. The proxy also gives authority to the proxy holders to vote the shares in their discretion on any other matter presented at the meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of February 21, 2006 concerning beneficial ownership of Common Stock by each director, each director nominee and each executive officer and all directors and executive officers as a group. The Company does not know of any person owning beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares held in their names.

Name of Beneficial Owner	Number Beneficially Owned	Percent of Class
William D. Blake	59,436(1)	3.06%
Arthur Hollins, III	49,477(2)	2.55%
Laura A. Leach	77,684(3)	4.00%
Frank O. Pruitt	18,300(4)	.94%
B. James Reaves, III	20,600(5)	1.06%
Mary Watkins Savoy	17,158.88%
Gray Stream	40,588(6)	2.09%
Michael P. Terranova	500.03%
Charles D. Viccellio	15,450.79%
Mary Leach Werner	20,726(7)	1.07%
All directors and executive officers as a group	319,919	16.47%

(1)	Includes 3,450 shares owned by Mr. Blake’s wife, 9,225 shares held in trusts for which Mr. Blake or his wife serve as trustee or co-trustee, and 550 shares owned by a corporation of which Mr. Blake is a Director. Mr. Blake disclaims beneficial ownership of these shares.
(2)	Includes 34,238 shares owned by Mr. Hollins’ children and former spouse, that Mr. Hollins has power to vote. Mr. Hollins disclaims beneficial ownership of these shares. Includes 1,000 shares owned by a L.L.C. of which Mr. Hollins is manager.
(3)	Includes 8,250 shares owned by a partnership of which Mrs. Leach is a partner and 11,250 shares owned by corporations of which Mrs. Leach is a director.
(4)	Includes 2,900 shares owned by Mr. Pruitt’s wife and 1,450 shares owned by a trust of which Mr. Pruitt’s wife is trustee. Mr. Pruitt disclaims beneficial ownership of these shares.
(5)	Includes 15,850 shares owned by a L.L.C. of which Mr. Reaves is manager and 1,000 shares owned by a trust for which Mr. Reaves is trustee and disclaims beneficial ownership.
(6)	Includes 40,088 shares owned by Mr. Stream’s father, aunt, grandmother and a trust, that Mr. Stream has power to vote. Mr. Stream disclaims beneficial ownership of these shares.
(7)	Includes 8,250 shares owned by a partnership of which Mrs. Werner is a partner and 10,700 shares owned by a corporation of which Mrs. Werner is a director.

ELECTION OF DIRECTORS

The By-laws of the Company specify the number of directors shall be ten. Troy A. Freund resigned during 2005 and Gray Stream has been nominated by the Nominating Committee to be his successor. Each director will hold office for one year and until his successor is elected and qualified. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute. All nominees have been with the same organization in the same position as listed below for the past five years except Mr. Stream.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW

Name and Age	Past Business Experience and Other Directorships	Director Since
William D. Blake –73	Vice-President, Treasurer & Chief Financial Officer of CKX Lands, Inc.; President of Lacassane Co., Inc. & Howell Industries, Inc.; Director of Sweetlake Land & Oil Co., Inc.; Manager of Blake Brothers, L.L.C.	1966

Arthur Hollins, III –75	President and Chief Executive Officer of CKX Lands, Inc.; Manager of PBA Properties, L.L.C.	1974

Laura A. Leach – 66 (1) (2) (4)	Chairman of the Board, Secretary-Treasurer and Director of Sweetlake Land & Oil Co., Inc. and North American Land Co., Inc.; Secretary-Treasurer of H. G. Chalkley & Sons, Inc.; Director of Lacassane Co., Inc.	1996

Frank O. Pruitt –77 (1)	Chairman of PWK Timberland, L.L.C.	1981

B. James Reaves – 71 (1)	Private Investor, oil & gas; estate management; Director of Lacassane Co., Inc.	1986

Mary Watkins Savoy –66 (2) (3)	Private Investments	1998

Gray Stream – 26	President, Mathilda Stream Management since 2004

Michael P. Terranova –54 (3)	Partner in Terranova & Prejean, Certified Public Accountants; Director of Rett Realty, Inc.	2004

Charles D. Viccellio – 72	Vice-President & Secretary of CKX Land, Inc.; Attorney, Stockwell, Sievert, Viccellio, Clements & Shaddock, LLP, attorneys	1996

Mary Leach Werner – 38 (2) (3) (4)	Vice-President and Director of North American Land Co., Inc.	2004

Member of the (1) Audit Committee, (2) Compensation Committee, (3) Nominating Committee (4) Mrs. Leach is the mother of Mrs. Werner.

Lacassane Co., Inc., Sweetlake Land & Oil Co., Inc., North American Land Co., Inc., H. G. Chalkley & Sons, Inc., PWK Timberland L.L.C., Mathilda Stream Management, Blake Brothers, L.L.C., and PBA Properties, L.L.C. are all land management companies. Rett Realty, Inc. is a real estate leasing company. Howell Industries, Inc. is a fabricating company.

Directors Leach, Pruitt, Reaves, Savoy, Terranova and Werner and nominee Stream are all “independent directors” as defined under the rules of the American Stock Exchange.

BOARD OF DIRECTORS AND COMMITTEE

During 2005, the Board of Directors held a total of six meetings. All directors attended at least 80 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which such director served except Mrs. Werner, who attended 66.67 percent of the meetings.

The Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information and recommends the appointment of independent public accountants to the Board of Directors. The Company has determined that Mr. Pruitt qualifies as an “audit committee financial expert” under Item 401(e) of Regulation S-B. Each member of the Audit Committee meets the financial literacy requirements of the American Stock Exchange. The Compensation Committee approves all executive compensation. The Nominating Committee selects nominees for the Board of Directors. (See “Process for Nominating Directors”) The membership of each Committee consists solely of non-employee directors who meet the indepence standards established by the American Stock Exchange. During 2005 the Audit Committee met five times, the Compensation Committee met once and the Nominating Committee met twice.

PROCESS FOR NOMINATING DIRECTORS

The Nominating Committee identifies individuals qualified to become directors and recommends them to the Board for directorships to be filled by the Stockholders of the Company. The Nominating Committee will consider persons recommended by stockholders to become nominees for election as directors. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information. The Nominating Committee does not have a charter. Each of the members of the Nominating Committee is independent as defined by the American Stock Exchange.

The Committee identifies and evaluates nominees on the basis of their education, business experience, integrity and knowledge of Southwest Louisiana particularly as it relates to land management. Nominees recommended by security holders will be evaluated by the same criteria.

The Nominating Committee has in the past considered potential director candidates suggested by its members, other directors and management. Members on the committee and management have in the past interviewed potential candidates who were not incumbent directors, and the committee has then voted to recommend a slate of nominees to the Board. Mr. Stream was recommended by a member of the Nominating Committee, a non-management director.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

BY STOCKHOLDERS AND OTHER INTERESTED PARTIES

The Company’s Annual Meeting of Stockholders provides an opportunity for stockholders and others to ask questions directly of Company Directors on matters relevant to the Company. Stockholders and others may send communications to the Board to CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602. Each of the Company’s directors is requested to attend the Annual Meeting in person. All of the Company’s directors attended the Company’s 2005 Annual Meeting of Shareholders. In addition, stockholders and other interested parties may, at anytime, communicate with the full Board of Directors, any individual director or any group of directors, by sending written communication to the full Board of Directors, individual director or group of directors at the following address: CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602.

COMPENSATION OF DIRECTORS

All Directors, including officers, are paid $400 per board meeting attended and $200 per missed meeting. Committee members are paid $100 per committee meeting attended and the committee chairman is paid $125 per committee meeting attended, except the Audit Committee Chairman is paid $400 per committee meeting attended.

EXECUTIVE COMPENSATION

Name and Position	Year	Salary	Bonus	All Other Compensation (1)
Arthur Hollins, III President & Chief Executive Officer	2005	$20,000	0	$2,400
	2004	$20,000	0	$3,600
	2003	$14,500	0	$2,000

(1)	Consists of Board attendance fees.

The Company has no long-term compensation programs, stock option program or stock grants program.

The Company has no employment agreements or pension plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CKX Lands, Inc. owns an undivided 1/6th interest in approximately 34,000 acres known as Walker Louisiana Properties (land owned in indivision, but jointly managed). Mr. Hollins is Manager of PBA Properties, L.L.C. and Mr. Blake is manager of Blake Brothers, L.L.C., each of which also owns an undivided 1/6th interest in the same property.

Mr. Viccellio’s law firm received $10,500 for legal work performed for the Company in 2005 and $11,189 in 2004.

LIMITATION OF LIABILITY

Our certificate of incorporation limits the liability of our directors to the maximum extent provided by Louisiana law. Our by-laws provide that we will indemnify our officers and directors and may indemnify our employees and other agents to the fullest extent permitted by law. There is no pending litigation nor are we aware of any threatened litigation involving any of our directors, officers, employees or agents in which indemnification will be required or permitted.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute proxy soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated into such a filing.

The Audit Committee of the Board of Directors has furnished the following report on the Corporation’s audit procedures and its relationship with its independent accountants for the twelve-month period ending December 31, 2005.

The Audit Committee has reviewed and discussed with the Corporation’s management and McElroy, Quirk & Burch, APC the audited financial statements of the Corporation contained in the Corporation’s Annual Report on Form 10-KSB for the Corporation’s 2005 fiscal year. The Audit Committee has also discussed with McElroy, Quirk & Burch, APC the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Corporation’s financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from McElroy, Quirk & Burch, APC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with McElroy, Quirk & Burch, APC its independence from the Corporation.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-KSB for its 2005 fiscal year for filing with the SEC.

The Board of Directors adopted a Charter governing the Audit Committee in January 2003. A copy of the Charter was included as Annex A of the 2004 Proxy Statement dated March 18, 2004. The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of the American Stock Exchange.

AUDIT COMMITTEE
Frank O. Pruitt (Chairman)
Laura A. Leach
B. James Reaves, III

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

McElroy, Quirk & Burch, Certified Public Accountants, acted as our independent auditors and audited our financial statements for the year ended December 31, 2005. The Audit Committee of the Board has selected McElroy, Quirk & Burch as independent accountants to audit our financial statements for 2006 subject to the shareholders approval. Representatives of McElroy, Quirk & Burch will attend the annual meeting, have an opportunity to make a statement if they so desire and will respond to appropriate questions.

Fees paid to McElroy, Quirk & Burch APC for each of the last two calendar years are listed in the following table.

	Audit Services Fees	Audit Related Fees	Tax Fees	All Other Fees
2005	$30,500	$5,800	$1,500	0
2004	$11,500	$6,000	$1,200	0

Audit service fees include fees for services performed to comply with Generally Accepted Auditing Standards, including the recurring audit of the Company’s financial statements.

Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax fees are for the preparation of the Company’s federal and state income tax returns and the state franchise tax return.

The Audit Committee has adopted policies and procedures for the pre-approval of all audit and non-audit services to be performed by the independent auditor of the Company. The Audit Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting. During 2005 there was no non-audit work performed which was not pre-approved by the Audit Committee prior to the engagement.

The Audit Committee has selected the firm of McElroy, Quirk & Burch APC as the Company’s independent auditors for the fiscal year ended December 31, 2006. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors has chosen to submit it to the stockholders for their ratification as a matter of good corporate practice. Of the shares represented and entitled to vote at the meeting (whether in person or by proxy), more votes must be cast in favor of than votes cast against the proposal to ratify the selection of McElroy, Quirk & Burch APC as the Company’s independent auditors for the fiscal year ended December 31, 2006.

The Board of Directors recommends a vote FOR the ratification of the selection of McElroy, Quirk & Burch APC as the Company’s independent auditors for the fiscal year ended December 31, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% stockholders to file with the Securities and Exchange Commission reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company.

Based solely on a review of the Form 3, 4 and 5 filings received from, or filed by CKX Lands, Inc. on behalf of reporting persons since the beginning of 2005, CKX Lands, Inc. is not aware of any failure to file on a timely basis any Form 3, 4 or 5 during calendar 2005 except one report on Form 3 for Mary L. Werner upon her election as a director on April 15, 2004, and two reports each by Mrs. Leach and Mrs. Werner to report the purchase of shares during 2005 by a partnership of which each is a partner. In each case the required forms were not filed on a timely basis but have since been filed.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

A copy of the Company’s Annual Report on Form 10-KSB as filed with the SEC for 2005 accompanies this Proxy Statement.

Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope.

STOCKHOLDERS PROPOSALS

Proposals of stockholders intended to be included in the proxy materials, including director nominations, relating to the 2007 annual meeting of stockholders, must be received by the Secretary at CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602, in proper form, on or before November 9, 2006. If a proposal is not submitted timely, it will not be considered for inclusion in the proxy statement. A stockholder wishing to propose a matter for consideration at an annual meeting of stockholders must provide notice thereof to the Company’s Secretary prior to the annual meeting for the current year by a deadline that is 45 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William D. Blake
William D. Blake
Vice-President, Treasurer and
Chief Financial Officer

Lake Charles, Louisiana

March 9, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned hereby constitutes and appoints WILLIAM D. BLAKE and CHARLES D. VICCELLIO, or either of them acting in the absence of the other with power of substitution, the proxies of the undersigned to attend the annual meeting of stockholders of CKX Lands, Inc. on April 20, 2006, and any adjournment thereof, and to vote the shares of said corporation standing in the name of the undersigned.

1.	To elect directors.

FOR all nominees listed below ☐	WITHHOLD AUTHORITY ☐
(except as marked to the contrary below)	to vote for all nominees listed below

INSTRUCTION; To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

William D. Blake	B. James Reaves, III
Arthur Hollins, III	Mary W. Savoy
Charles D. Viccellio	Gray Stream
Laura A. Leach	Michael P Terranova
Frank O. Pruitt	Mary Leach Werner

2.	To ratify the appointment of McElroy, Quirk & Burch APC as auditors for 2006.

☐ For	☐ Against	☐ Abstain

3.	In their discretion, to vote upon such matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

DATE:	SIGNATURE:

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.